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OMNICHANNEL POWERSPORTS PLATFORM



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INVESTOR PRESENTATION

August 2021

Disclaimer

Forward-Looking Statements

Certain statements made in this presentation and the video are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "target," "believe," "expect," "will," "shall," "may," "anticipate," "estimate," "would," "positioned," "future," "forecast," "intend," "plan," "project," "outlook", and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this presentation and the video regarding the proposed business combination of RumbleOn and RideNow contemplated by the definitive agreement (the "Transaction"), including the benefits of the Transaction, revenue opportunities, anticipated future financial and operating performance, and results, including estimates for growth, and the expected timing of the Transaction. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on management's current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of RumbleOn's control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Transaction; (2) the failure to obtain debt and equity financing required to complete the Transaction; (3) the failure to obtain the OEM approvals; (4) the inability to complete the Transaction, including due to failure to obtain certain regulatory approvals, or satisfy other conditions to closing in the definitive agreement; (5) the impact of the COVID-19 pandemic on RumbleOn's business and/or the ability of the parties to complete the Transaction; (6) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of management to integrate the combined company's business and operations, and the ability of the parties to retain its key employees; (8) costs related to the Transaction; (9) changes in applicable laws or regulations; (10) risks relating to the uncertainty of pro forma and projected financial information with respect to the combined company; and (11) other risks and uncertainties indicated from time to time in the definitive proxy statement filed with the Securities and Exchange Commission (the "SEC") relating to the Transaction, including those under "Risk Factors" therein, and in RumbleOn's other filings with the SEC. RumbleOn cautions that the foregoing list of factors is not exclusive. RumbleOn cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. RumbleOn does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither RumbleOn nor RideNow gives any assurance that after the Transaction the combined company will achieve its expectations.

Without limiting the foregoing, the inclusion of the financial projections in this presentation and the video should not be regarded as an indication that RumbleOn considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, or with U.S. generally accepted accounting principles. Neither RumbleOn's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that RumbleOn's management believes are reasonable, RumbleOn provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved.

This presentation and the video do not constitute an offer to sell or the solicitation of an offer to buy any securities by RumbleOn, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of such state. Any offering of the securities will only be by means of a statutory prospectus meeting the requirements of the rules and regulations of the SEC and applicable law.

Please Watch Introductory Video at

WWW.RUMBLEONANDRIDENOW.COM

RideNow is the largest powersports dealer in the country

Snapshot

Founded 1983	**Headquarters** Chandler, AZ	**Employees** ~1,900[3]
Vehicles Sold 47,552+ LTM[1]	**Revenue** $962.5M LTM[1]	**Adj. EBITDA/Net Income** $122.6M/$133.9M LTM[1]

RideNow Revenue Mix (LTM)[2]



Service, Parts & Others 19%
F&I 8%
New Vehicles 56%
Used Vehicles 17%
Indian 5%
Kawasaki 5%
Suzuki 2%
Other 6%
Yamaha 6%
Honda 7%
Polaris 24%
Harley-Davidson 24%
BRP 21%
ATVs 6%
Other 9%
Motorcycles 47%
UTVs 38%

Total Revenue | *Vehicle Sales-Brand*[2] | *Vehicle Sales-Type*[2]

The RideNow Footprint



RideNow, the largest powersports retailer in the U.S., operates more than 40 full-service dealerships offering a complete portfolio of the latest powersports products



Locations per region

Strategic geographic position concentrated in the sunbelt region provides year-round sales strength

1) Based on the financial information of RideNow for the trailing twelve-month period ended June 30, 2021.
2) Reflects mix of New and Used vehicle sales only. Does not include revenue from F&I, or Service, Parts & Other.
3) As of June 30, 2021.

RumbleOn is the leading powersports e-commerce platform

Snapshot

RUMBLE ON

Founded	Headquarters	Employees
2017	Irving, TX	~170[(2)]
Vehicles Sold 16,121+ LTM[(1)]	**Revenue** $460.5M LTM[(1)]	**Adj. EBITDA/Net Income** $5.3M/$(11.8M) LTM[(1)]



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1
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2
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The RumbleOn Marketplace

1

Consumer (Retail)

Transaction Fees

- » Dealer Purchases or Trades For Cash Offer Lead
- » RumbleOn Finance Leads

Future Opportunities

- » Advertising Fee
- » Data Sharing
- » Google Search Integration
- » Consumer Retail Auction
- » Listing & Platform Fees - TBD

2

Dealer (Wholesale)

Transaction Fees

- » RumbleOn Owned Inventory (Buy Fee)
  - Plus Transportation Fee (Wholesale Express)
- » Dealer Sells to Dealer (Sell Fee)
  - Re-evaluated regularly
- » Dealer Buys from Dealer (Buy Fee)
  - Re-evaluated regularly
- » Dealer to Dealer Sales

1) Based on the financial information of RumbleOn for the trailing twelve-month period ended June 30, 2021.
2) As of July 28, 2021.

Combination is the first omnichannel platform in powersports

Powersports Retailer

RIDENOW POWERSPORTS

Nation's largest powersports dealership group with more than 40 full-service retail and service locations

Combination will create the only publicly-traded powersports platform with a differentiated omnichannel strategy

Powersports E-Commerce

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E-commerce company that aggregates and distributes pre-owned vehicles and facilitates 100% online transactions

LTM Combined Company Profile(1)

63,673+	$1.4B	$127.9M/$122.1M
Vehicles Sold	*Revenue*	*Adj. EBITDA/Net Income*

A Full-Service Platform to Revolutionize the Customer Experience

Buy, Sell or Trade without Leaving Your Home	Virtual Inventory Listings Online and In Store	Physical Retail and Service Locations	Technology-Driven Inventory Aggregation
Apparel, Parts, Service and Accessories	Vehicle Transportation and Logistics	Online or In Store Cash Offers	Proprietary Online Financing

Omnichannel platform offers the consumer the fastest, easiest and most transparent transaction online or in store

The business combination is subject to closing conditions, including successful completion of debt and equity financing, manufacturer approval, other federal and state regulatory approvals, and other customary closing conditions as described in the definitive agreement.

1) Based on the proforma financial information of RumbleOn and RideNow for the trailing twelve-month period ended June 30, 2021.

Seasoned executive team to combine 140+ years experience in vehicle retail

- Upon closing, Messrs. Tkach and Coulter to join board of directors and executive management team of combined company
- Four-member senior management team each expected to enter into three-year executive employment agreements effective upon closing



RideNow Powersports

31 YEARS
Mark Tkach
Co-principal owner & Co-founder, RideNow



Coulter Automotive Group | RideNow Powersports

40 YEARS
William Coulter
Co-principal owner & Co-founder, RideNow



Chesrown Automotive Group | AutoNation | BlackRock | Vroom | RumbleOn

43 YEARS
Marshall Chesrown
Chief Executive Officer, RumbleOn



AutoNation | ARS | AWG | IAS Integrated Auction Solutions | RumbleOn

25 YEARS
Peter Levy
Chief Operating Officer, RumbleOn

Providing customers with the most comprehensive offering

	RumbleOn + RideNow	CarMax	Carvana	CycleTrader	eBay	craigslist
True Omnichannel	✓	✓	X	X	X	X
Facilitate Dealer to Consumer Sales	✓	✓	✓	X	X	X
Facilitate Dealer to Dealer Sales	✓	✓	X	X	X	X
Facilitate Consumer to Consumer Sales	✓	X	X	X	X	X
Online Cash Offers Consumers	✓	✓	✓	X	X	X
Online Cash Offers Dealers	✓	✓	✓	X	X	X
Online Cash Offers Lenders	✓	X	X	X	X	X
Consumer Listing Site	✓	X	X	✓	✓	✓
Dealer Listing Site	✓	X	X	✓	✓	✓
Multi-Vehicle Segments	✓	X	X	✓	✓	✓
Physical Retail Locations	✓	✓	✓	X	X	X
Online Auction Platform	✓	X	X	X	✓	X

Source: Company websites, SEC filings, investor presentations.

Investment highlights

Revolutionary business combination will create the only publicly-traded powersports platform and first omnichannel customer experience in one of the fastest growing vehicle segments

1. Disruptive omnichannel strategy offering best-in-class customer experience
2. Proven consolidator in a highly fragmented industry
3. $100B+ TAM in powersports, and growing
4. Technology-first platform with real-time data aggregation
5. Seasoned executive team to combine 140+ years experience in vehicle retail
6. Multiple levers to drive future growth and margin expansion
7. RumbleOn Finance addresses the large untapped opportunity in powersport financing
8. Broad-based operating momentum with strong synergies across both businesses

Compelling unit economics: vehicle gross profit per unit retailed



GPU(1)
Units Sold(2)
RumbleOn and RideNow deliver strong unit-level profitability
$3.0k
$2.2k
$2.2k
$1.4k
$1.2k
$1.2k
$0.7k
$0.6k
12.1k
141.1k
270.8k
71.3k
92.5k
15.5k
4.5k
2.6k
RUMBLE ON
RideNow
AutoNation
CarMax
Sonic Automotive
CARVANA
vroom
SHIFT
carlotz

Quarterly Metrics Comparison – Q1 (3/31/21) *($ in millions except units)*

	RumbleOn / RideNow	AutoNation	CarMax	Sonic Automotive	Carvana	Vroom	Shift	CarLotz
Units Sold[2]	12,100	141,141	270,799	71,264	92,457	15,504	4,452	2,554
Total Revenue	$349.4	$5,903.8	$7,697.6	$2,786.8	$2,245.0	$591.1	$106.0	$56.6
Total Gross Profit	$85.8	$1,032.8	$1,166.2	$400.9	$338.0	$36.2	$7.4	$2.0
Adj. EBITDA	$31.5	$384.9	$612.2	$111.2	$(30.0)	$(72.6)	$(34.7)	$(16.9)

Source: Company websites, SEC filings, Capital IQ.

1) Reflects gross profit contribution on a per-unit basis for retail vehicle sales only; does not include any contribution from parts, service, F&I, or any other revenue source. Excludes contribution from wholesale vehicle sales.

2) Reflects retail vehicle units sold (excluding any wholesale unit sales).

$100B+ TAM with tailwinds from changes in consumer behavior

Well Positioned to Capitalize on the Secular Changes in Consumer Behavior Accelerated by COVID-19

Shift in Demographics

- Largest Powersports Manufacturer stated 70% of retail sales were to new customers
- Growth in first-time riders drives lifetime enthusiasts
- New demographic groups are coming to powersports - increasing diversity, from gender to ethnicity to age
- Number of female motorcycle owners nearly doubled from 2000 to 2020 and the average age declined 10 years
- Powersports give Millennials and Gen Z the "experience culture" they crave
- These generations prefer entry point provided by pre-owned

Transition to Outdoor Lifestyle



- Outdoor sports equipment surged
- Escaping the indoors
- Social yet socially distant
- Interactive exercise

Digital Adoption Accelerated

eCommerce year-over-year growth %


15%
44%
2019
2020

2 / 3 Of new car shoppers are comfortable completing the entire process online today

Online auto purchase adoption to continue


1%
6%
14%
27%
2020
2025
2030
2035

Consumers will be increasingly comfortable making large purchases online

Today's consumer is experience-focused; RumbleOn's acquisition platform for pre-owned powersports vehicles enables the combined business to capture incremental market share as new riders continue to enter the category

Source: NPD, National Marine Manufacturers Association, U.S. Department of Commerce, Cox Automotive, Boston Consulting Group, McKinsey & Company, Polaris Second Quarter 2021 Earnings Presentation.

Proven consolidator in a highly fragmented industry


Unique Public Currency
Culture of Innovation
Disruptive Omni-Channel Platform
Strategic & Experienced Management Team
Powersports Industry Consolidation
Fragmented Industry
Successful M&A Track Record
Healthy and Strong Balance Sheet
Strong Relationships with the Best OEMs in Powersports

7,000+

distinct powersport dealerships within the U.S.

15%

of total industry sales are generated from the 50 largest U.S. powersport companies

2%

of dealers own 6 or more locations

85%

of dealers only own a single dealership location

Source: Dun & Bradstreet First Research.

Multiple levers to drive future growth and margin expansion

Omnichannel Platform	Offers the most robust selection of inventory, to the broadest customer base, nationwide, in-store or online
Inventory Sourcing & Distribution	Tech-enabled supply chain solution sources and distributes a robust selection of new and used inventory, available in-store or online, capturing margin on both sides
Cash Offers	'Bricks + Clicks' strategy improves ability to source inventory from consumers, benefits margin profile and inventory mix
Tech-enabled	Technology-first eCommerce platform provides real-time intelligence and delivers best-in-class customer experience
Data Aggregation	Real-time data optimizes inventory decisioning, mix and pricing
RumbleOn Finance	Financing solutions, available in-store or online, simplifies the customer experience, provides revenue, margin upside, and incremental sales
Industry Consolidation	Consolidating a highly fragmented industry expands our footprint and sales opportunities in-store and online
Parts & Service	Drive attachment rates of high margin service and parts


RumbleOn's technology platform and dominance in pre-owned, combined with RideNow's retail brand and physical footprint provide meaningful synergy opportunities

Combined company proforma results and guidance


POLARIS

($)	2020 Combined[1]	Q2 2021 Combined[2]	2021E Low[3]	2021E High[3]	Long-Term[4]
Revenue	$1.3B	$0.44B	$1.45B	$1.55B	$5B+ Revenue
Adj. EBITDA	$95.9M	$39.5M	$110M	$115M	> 10.0% EBITDA Margin

1) Based on the audited financial statements of RumbleOn and RideNow.
2) Based on the unaudited financial statements of RumbleOn and RideNow.
3) Transaction is expected to close Q3 2021. 2021 guidance provided as if transaction completed January 1, 2021.
4) Reflects long-term Revenue and Adjusted EBITDA margin targets and includes matters such as organic growth, potential acquisition growth, and other potential growth strategies.

RideNow transaction overview

- **Transaction creates the only omnichannel powersports marketplace in the country with a powerful e-commerce platform**
- RumbleOn will combine with up to 46 entities operating under the RideNow brand for a total consideration of up to $575.4 million[(1)]
- Consideration includes $400.4 million of cash and ~5.8 million shares of RumbleOn Class B Common Stock[(2)]
  - Cash consideration to be financed through a combination of up to $280 million of debt and new equity
- Funds managed by Oaktree Capital Management L.P. ("Oaktree") to provide for up to $400 million of aggregate debt financing
  - – $280 million funded at closing with $120 million delayed draw term loan facility, subject to certain conditions
- The transaction is subject to successful completion of the debt and equity financing, manufacturer approval, and other customary approvals and closing conditions as described in the definitive agreement
- Expected close Q3 2021



1) Based on the agreed price of $30 per share at signing.
2) The number of shares issued to RideNow is subject to increase as described in the definitive agreement.

RideNow transaction overview (cont.)

Sources	
New Debt (L + 725bps cash, 100bps PIK)	$280M
RideNow Debt Assumed	13
RideNow Rollover Equity	175
New Equity	135
RumbleOn Cash	25
RideNow Cash	39
Total Sources of Funds	**$666M**

Uses	
Debt Paydown	$9M
RideNow Debt Assumed	13
RideNow Rollover Equity	175
Cash to RideNow Shareholders	400
Transaction Fees and Expenses	33
Cash to Pro Forma Balance Sheet	36
Total Uses of Funds	**$666M**

Combined Company Capitalization	
Total Debt(1)	$334
Cash	36
Net Debt	**$298M**

Combined Company Equity Ownership (Shares / %)	
Existing RumbleOn Shareholders(2)	4.1M / 30.3%
RideNow Shareholders	5.8 / 43.3%
New Equity(3)	3.6 / 26.4%
Combined Shares Outstanding	**13.5M / 100%**

1) Includes principal balance of convertible notes (not carrying balance) and excludes floor plan financing. Existing debt balances are as of June 30, 2021 balance sheet date, with exception of the $297k RumbleOn notes payable which were paid down in full on July 1, 2021.
2) Includes shares issued at $38.00 in Confidentially Marketed Public Offering completed April 13, 2021. and vested RSUs.
3) Assumes $135 million of new equity raised at an issuance price of $38.00.

Non-GAAP reconciliation

Combined Company Adjusted EBITDA Reconciliation[1]			
	2020	Q2 2021	Q2 LTM
Net income	$67,624,101	$51,137,247	$122,103,369
Add back:			
Interest expense (including debt extinguishment)	13,406,970	2,378,413	12,125,556
Depreciation and amortization	6,230,853	1,535,322	6,328,087
Interest income & miscellaneous income	(1,967,068)	(388,656)	(1,982,498)
EBITDA	**$85,294,856**	**$54,662,326**	**$138,574,514**
Adjustments:			
Impairment loss on automotive inventory	11,738,413	-	-
Impairment loss on plant & equipment	177,626	-	177,626
Insurance recovery proceeds	(5,615,268)	-	-
Non-cash stock-based compensation	2,978,236	701,275	3,142,966
Change in derivative liability	(10,806)	2,235,670	2,266,189
Litigation expenses	1,295,717	81,389	718,518
Other non-recurring costs	51,387	860,048	2,041,073
PPP forgiveness	-	(19,039,229)	(19,039,229)
ADJUSTED EBITDA	**$95,910,161**	**$39,501,479**	**$127,881,657**

1) Based on combined financial statements of RumbleOn and RideNow.

THANK YOU


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POWERSPORTS